UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 5, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                  20-1777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

      5050 QUORUM DRIVE, SUITE 700
             DALLAS, TEXAS                                              75254
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on May 5, 2008, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company"), authorized the engagement of PMB+Helin Donovan (""PMBHD") in accordance with the terms and provisions set forth in that certain letter agreement dated May 5, 2008 (the "Agreement"). The Company has engaged PMBHD to rendered services and related reports to the Company in order to ensure compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In accordance with the terms and provisions of the Agreement, PMBHD shall perform certain services including, but not limited to, the following::
(i) conduct a full review of the Company's management governance process; (ii) assemble a project team to conduct an evaluationof the project; (iii) document and evaluate internal control; (iv) assist management in the development of policies and procedures; (v) document and evaluaste procedures and processes at the transactional level; (vi) development independent testing procedures; and
(vii) establish a remediation plan and coordinate implementation. The Company shall pay for such services on an hourly basis.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            MORGAN CREEK ENERGY CORP.



DATE:  May 9, 2008.         /s/ DAVID URQUHART
                            ________________________________________
                            Name: David Urquhart
                            Title: President/Chief Executive Officer





















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